Exhibit 99.2

is a clinical - stage biopharmaceutical company u tilizing stem cell - based platforms to revolutionize oncolytic virotherapies February 2022

Forward-Looking Statements and Disclaimer

Presentation Disclaimer

This presentation (the "Presentation") is for informational purposes only with respect to the proposed business combination between Edoc Acquisition Corp. ("Edoc") and Calidi Biotherapeutics, Inc. (together with its subsidiaries and divisions, "Calidi" or the "Company"), and which we refer to as the "Business Combination." This Presentation does not purport to be all-inclusive and does not constitute or involve any recommendation with respect to the voting, purchase or sale of any security or as to any other matter by Edoc, Calidi or any other person. This Presentation has been prepared by the Company, and the Company is solely responsible for its contents. Edoc and Calidi expressly disclaim any and all liability for representations, expressed or implied, contained in, or for omissions from, this Presentation or any other written or oral communication transmitted to any interested party in the course of its evaluation of the Company. Only those particular representations and warranties that may be made by the Company in a definitive written agreement, when and if one is executed, and subject to such limitations and restrictions as may be specified in such agreement, shall have any legal effect. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information.

This Presentation does not purport to contain all of the information that may be required to evaluate the Business Combination. This Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax, financial or legal advice. No representation or warranty, express or implied, is or will be given by the Company or Edoc or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Accordingly, neither the Company nor Edoc nor any of their respective affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this Presentation and any such liability is expressly disclaimed.

Additional Information and Where to Find It

Edoc intends to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 (as may be amended from time to time, the "Registration Statement"), which will include a preliminary proxy statement and a prospectus of Edoc, and certain related documents, in connection with a meeting of stockholders to approve the Business Combination and related matters. The definitive proxy statement and other relevant documents will be mailed to Edoc shareholders as of a record date to be established for voting on the Business Combination. Edoc securityholders and other interested persons are urged to read, when available, the Registration Statement, preliminary proxy statement/prospectus, and any amendments thereto, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available, because they contain important information about Edoc, the Company, and the Business Combination. Investors, securityholders and other interested persons will also be able to obtain copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Edoc, once such documents are filed, free of charge, on the SEC's website at www.sec.gov or by directing a request to: Edoc Acquisition Corp., 7612 Main Street Fishers, Suite 200, Victor, NY 14564, Attention: Kevin Chen.

Forward-Looking Information

This Presentation contains forward-looking statements for purposes of the "safe harbor" provisions under the United States Private Securities Litigation Reform Act of 1995. Terms such as "anticipates," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predicts," "project," "should," "would" as well as similar terms, are forward-looking in nature. The forward-looking statements contained in this discussion are based on the Company's current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company's control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

CALIDI BIOTHERAPEUTICS
© 2022 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending
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Forward-Looking Statements and Disclaimer

Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against Edoc, the Company, the combined company or others following the announcement of the Business Combination, the private placement financing proposed to be consummated concurrently with the Business Combination (the "PIPE"), and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Edoc, the possibility that due diligence completed following execution of the principal definitive transactions will not be satisfactorily concluded, the inability to complete the PIPE or other financing needed to complete the Business Combination, or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; costs related to the Business Combination; changes in applicable laws or regulations; the evolution of the markets in which the Company competes; the inability of the Company to defend its intellectual property and satisfy regulatory requirements; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities; the risk of downturns and a changing regulatory landscape in the highly competitive pharmaceutical industry; the impact of the COVID-19 pandemic on the Company's business; and other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in Edoc's final prospectus dated November 12, 2020, risks and uncertainties indicated in the Registration Statement and the definitive proxy statement to be delivered to Edoc's shareholders, including those set forth under "Risk Factors" therein, and other documents filed or to be filed with the SEC by Edoc.

This Presentation concerns pharmaceuticals that are in development and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). No representation is made as to the safety or effectiveness of any of the products in development, nor for any products which may have applications pending before the FDA. Any trademarks, servicemarks, trade names and copyrights of the Company, Edoc and other companies contained in this Presentation are the property of their respective owners.

Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. Neither Edoc nor Calidi is undertaking any obligation to provide any additional information or to update or revise any forward-looking statements whether as a result of new information, future events or otherwise and any such responsibility or liability is expressly disclaimed. You should not take any statement regarding past trends, activities or performance as a representation that the trends, activities or performance will continue in the future. Accordingly, you should not put undue reliance on these statements. This Presentation is not intended to constitute, and should not be construed, as investment advice.

Solicitation Participants

Edoc and Calidi, and certain of their respective directors and officer, under SEC rules, may be deemed to be participants in the eventual solicitation of proxies of Edoc's shareholders in connection with the proposed Business Combination. Prospective investors and securityholders may obtain more detailed information regarding the names and interest in the proposed transaction of such individuals in Edoc's filings with the SEC, and such information will also be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents from the sources indicated above.

An investment in connection with the Calidi or the Business Combination is not an investment in any of Edoc's sponsor, management team's or strategic advisors' past investments, companies or funds affiliated with them. The historical results of these persons, investments, companies, funds or affiliates are no guarantee of future performance.

No Offer or Solicitation

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to buy any security of Calidi, Edoc or any of their respective affiliates. There shall not be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the laws of such other jurisdiction. No offering of securities shall be made except by means of prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

CALIDI BIOTHERAPEUTICS
© 2022 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending
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Transaction Summary

Calidi Biotherapeutics



Allan Camaisa
Chairman & Chief Executive Officer



George Ng
President & Chief Operating Officer



Stephen Thesing
Chief Business Officer



Boris Minev, M.D.
President Medical & Scientific Affairs, Acting CMO



Tony Kalajian
Acting Chief Financial Officer

Edoc Acquisition Corp.



Kevin Chen
Chief Executive Officer and Chairman of the Board



Christine Zhao
Chief Financial Officer and Director

Transaction Details

Transaction Details	
Overview	Edoc Acquisition Corp. (NASDAQ: ADOC) is a publicly-listed special purpose acquisition company with $92M in cash $25M PIPE raised and $23M Trust backstop put in place in support of the transaction
Valuation	Pre-money enterprise value of $400M Pro forma enterprise value of $449M
Capital Structure	$105M of pro forma cash held on the balance sheet
Ownership(1)	72% target shareholders; 23% SPAC IPO and founder shares; 5% PIPE investors
Anticipated Timing	Q2 2022

(1) Assumes no redemptions

CALIDI BIOTHERAPEUTICS

© 2022 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending

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Transaction Overview

All amounts in millions, except per share amounts

Sources[1]	Amount
SPAC Trust Equity	$92
Rollover Existing Net Debt	$0
Seller Rollover Equity	$400
PIPE Investors	$25
Total Sources	**$517**

Uses	Amount
Cash to Balance Sheet	$105
Rollover Existing Net Debt	$0
Seller Rollover Equity	$400
Cash to Seller Existing Shareholders	$0
Estimated Transaction Fees2	$12
Total Uses	**$517**

Pro Forma Capitalization	Amount
Illustrative Price per Share	$10.00
PF Shares Outstanding	55.4
Total Equity Value	**$554**
Plus: Net Debt	$0
Less: Cash from Investment	($105)
Total Enterprise Value	**$449**

Pro Forma Valuation [3]



4.8%
4.5%
18.5%
72.2%
Seller Rollover Equity
Edoc Public Shareholders
Edoc Founder Shares
PIPE Investors

(1) The amounts from the various sources of cash may change based on (i) the amount of Public Stockholder redemptions prior to Closing, (ii) investor interest in the Acquisition and (iii) the then current markets for equity and debt financing
(2) Includes deferred IPO fees and underwriter business combination fee (2.75%), capital market advisory & PIPE underwriter fees, professional services fees (legal, accounting, audit and DD), IR/PR fees and D&O insurance tail-end coverage premium
(3) On basic shares, excluding diluted shares (warrants and any potential new awards under any combined company new equity incentive plan)

CALiDi BIOTHERAPEUTICS

© 2022 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending

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Company Overview: Seeking to Eradicate Cancers Harnessing Allogeneic Cell-Based Immunotherapy Platforms

1	Two Differentiated Stem Cell Platforms	✓ NeuroNova (NNV): Neural stem cell product candidates loaded with oncolytic adenovirus ✓ SuperNova (SNV): Allogeneic Adipose-derived Mesenchymal Stem Cells (AD-MSC) loaded with oncolytic vaccinia virus
2	Large Target Markets in Areas of High Unmet Need	✓ First NNV programs target GBM, with a well-defined regulatory pathway and accelerated approval potential ✓ Trials with SNV will focus on multiple solid tumor types (TNBC, H&N, MME)
3	Three Validated Development Programs	✓ NNV1: Ph1 trial completed in newly diagnosed GBM; Ph2 initiating 2H 2022; ✓ NNV2: Ph1 trial in recurrent GBM initiating 2H 2022 ✓ SNV: Ph1 trial in multiple solid tumor indications (TNBC, H&N, MME) initiating 1H 2023
4	Cutting Edge Stem Cell Manufacturing Processes	✓ Scalable, cost-efficient manufacturing platform and GMP-grade adipose-derived allogeneic stem cell bank sufficient to support commercial launch ✓ Opportunity to out-license cell bank products

CALIDI BIOTHERAPEUTICS

© 2022 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending

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Experienced Team with Proven Track Record ALLAN CAMAISA Chairman & CEO STEPHEN THESING CBO BORIS MINEV, M.D. President, Medical & Scientific Affairs, Acting CMO TONY KALAJIAN acting CFO THOMAS HERRMANN, PH.D. AVP, R&D WENDY PIZARRO, ESQ. CAO/CLO BARBARA HAERTL, PH.D. AVP, Manufacturing Operations ANTONIO SANTIDRIAN, PH.D. SVP, Head of R&D Exits: Page 7 © 2022 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending

Board of Directors Allan Camaisa Chairman & CEO . Led $ 20 M early - stage Series A round and oversaw collaboration agreement with National Institutes of Health . Led key account engagements, including Roche, Johnson & Johnson, the US Veterans Administration, and CMS . Ernst and Young Entrepreneur of the Year . Graduate of the USNA and Harvard Business School . Exits: Scott Leftwich Vice - Chairman . Former consultant for Hospital Corporation of America (HCA) . Former P - 3 pilot in the Navy . Holds an MBA from Harvard Business School & a BS from the USNA . George Ng Partner at PENG Life Science Ventures . Raised over $ 140 million in non - dilutive commercialization funding for co - founded pain medication company . Holds a JD degree from the University of Notre Dame School of Law & a BAS double degree in Biochemistry and Economics from UCD . Dr. Heehyoung Lee Co - founder and managing partner, LumeBio, Inc . Drug discovery and development veteran — advised Sanofi, Genentech, and Eli Lilly and Company . Recipient of American Heart Association Fellowship . Research published in scientific journals : Nature Medicine & Nature Reviews Cancer . Holds a Ph . D . in Pathology & Molecular Medicine . James A. Schoeneck Director & Chairman of the Board at Fibrogen, Inc . Oversaw the development and launch of Remicade® as VP and General Manager at Centocor, Inc . , now Janssen Biotech, Inc . Spent 13 years at Rhone - Poulenc Rorer, Inc . , now Sanofi . Holds a BS in Education from JSU . © 2022 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending

Edoc Acquisition Corp. Board/Advisor Synergies



Dr. Gang Li, M.D., Ph.D., Member of Board of Directors

Adjunct clinical faculty member at the Stanford University Pain Management Center

Solid healthcare management experience and strong physician entrepreneur network

- Leading physician with the *Comprehensive Spine & Sports Center* specializing in the treatment of back and neck pain, cancer pain, and post-surgical pain. Experienced in autologous bone-marrow stem cell treatments.
- Extensive network of entrepreneurial physicians. Chairman of the Board of Directors of the Society of Chinese American Physician Entrepreneurs (400+ members), Vice President of the World Association of Chinese Doctors



Dr. Yan Michael Li, M.D., Lead Sponsor Investor

Neuro Surgeon & Clinical Faculty at MD Anderson Cancer Center and SUNY Upstate Medical University

- Medical team member at MD Anderson with prior experience in treating patients with Adenovirus for Glioblastoma
- Interim CEO and Board Director, ExoNanoRNA, LLC, a platform biotechnology company developing a new class of RNA nanotechnology-based therapeutics for cancer, and vaccine.
- Founder and Director, Minimally Invasive Brain and Spine Institute (MIBSI), focusing on top-notch minimally invasive surgery and treatment research, development, and patient care outcome.

Edoc provides access to 100+ medical oncologists at major hospitals and cancer centers in the USA

CALiDi BIOTHERAPEUTICS
© 2022 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending
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© 2022 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending Current Obstacles to Oncolytic Viral Therapy Page 10 Challenges using Oncolytic Viruses: The naked oncolytic viruses are quickly eliminated by the patient’s immune system This leads to limited therapeutic potential HUMAN CLINICAL SCENARIO when using naked virus ACTIVE ONCOLYTIC VIRUSES RAPID INACTIVATION BY PATIENT’S IMMUNE SYSTEM INACTIVATED ONCOLYTIC VIRUSES TUMOR

© 2022 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending CALIDI’S SOLUTION: Stem Cell - Based Platforms to Potentiate Oncolytic Viral Therapies Page 11 Stem cells loaded with oncolytic viruses are manufactured in a single off - the - shelf vial 1. Stem cell loaded with Oncolytic Viruses (OV) 2. Stem cell protects and amplifies OV 3. Protected viruses delivered to tumor cells, altering the TME and inducing an anti - tumor response in order to kill tumor cells TARGETED TUMOR

© 2022 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending Induction of Anti - Tumor Immune Response CALIDI’S ADVANCED THERAPEUTIC CANDIDATES ARE INTENDED TO ACT AS MONOTHERAPY OR IN COMBINATION WITH IMMUNO - ONCOLOGY AGENTS (CHECKPOINT INHIBITORS OR CAR - T, AMONG OTHERS) 1. TUMOR CELL RELEASES TARGET ANTIGENS 4. ACTIVATED T CELLS CAN NOW DETECT AND DESTROY DISTANT TUMORS 2. ANTIGEN PRESENTING CELLS PROCESS AND PRESENT ANTIGENS TO T CELLS INACTIVE T CELL ACTIVATED T CELL 3. T - CELL INITIATES ACTIVATION AND PROLIFERATION Page 12

Differentiated, Wholly-Owned Pipeline Targeting Multiple Cancer Indications & Non-Cancer Indications

Program	Description	Target Indications	Discovery	Non-clinical studies	Phase 1	Phase 2	Phase 3	Calidi Worldwide Rights*
NNV1 Allogeneic	NSC-delivering CRAd-S-pk7 oncolytic virus	Newly diagnosed Glioblastoma	FDA-cleared IND – Entering Phase 2					✓
NNV2 Allogeneic	NSC-delivering CRAd-S-pk7 oncolytic virus	Recurring Glioblastoma	FDA-cleared IND – Entering Phase 1					✓
SNV0 Autologous	AD-MSC-delivering CAL1 oncolytic virus	Solid tumors	Physician sponsored 26-patient safety trial (IRB) – Completed Phase 1					✓
SNV1 Allogeneic	AD-MSC-delivering CAL1 oncolytic virus	Solid tumors (metastatic breast / melanoma / head and neck)	FDA Pre-IND filed – Entering Phase 1					✓
SNV2 Allogeneic	AD-MSC-delivering next generation CAL2 oncolytic virus	Solid tumors						✓
AAA1 Allogeneic	**A**dult **A**dipose tissue-derived **A**llogeneic MSCs	Non-cancer indications						✓

*Calidi holds exclusive global rights to all of its programs

NeuroNova | SuperNova | Non-cancer indications

CALIDI BIOTHERAPEUTICS

© 2022 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending

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Design for both intratumoral and systemic administration Resistance to rapid elimination by humoral immune system Higher amplification potential, reducing amount of required viral particles Viral - encoded therapeutic proteins are expressed at time of administration, immediately altering the TME Compatible with multiple Oncolytic Viruses Calidi’s Cell - Based Oncolytic Virus Platform Advantages Page 14 Platform Advantages © 2022 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending Scalable Manufacturing Process Proprietary cell and virus manufacturing processes Off - the - shelf product Manufacturing of cGMP master cells banks completed and fully characterized for multiple programs

Market Size (Seven Major Markets 1 ) Note: Prostate (all cases), Melanoma (all cases), TN=triple negative, Bladder (all cases) 1 U.S, Japan, and EU5 Indication CAGR (%) Head and Neck Cancer 21.6% Melanoma 5.28% Breast Cancer (TN) 11.22% Glioblastoma 7.54% 2020 2021 2022 2023 2024 2025 2026 Head and Neck 1,493.32 1,891.81 2,203.35 2,721.72 3,369.65 3,792.36 4,095.87 Melanoma 4,212.47 4,498.91 4,770.04 5,001.17 5,176.95 5,321.25 5,450.69 TN Breast 1,031.49 1,284.70 1,620.68 1,777.03 2,006.20 2,107.54 2,139.75 Glioblastoma 705.58 786.2 930.28 1,096.57 1,228.39 1,315.01 1,368.91 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Market Size ($ Millions) Epidemiology and Market Size Database; ©Global Data: Extracted June 2021 Melanoma: $34.4 Billion Head and Neck: $19.5 Billion TN Breast: $11.9 Billion Glioblastoma: $7.4 Billion Page 15 © 2022 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending

© 2022 Calidi Biotherapeutics Ρ | Proprietary & Confidential, Patents issued and pending NeuroNova Platform 16

© 2022 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending 2.14 4.2 0 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 Market Size ($ billions) Global GBM Market Size Glioblastoma Market: Addressing an Urgent Unmet Medical Need 5 - year survival rate of 5%, median overall survival from first recurrence: 5 - 8 months Standard of care: surgery, radiation therapy, and local or systemic chemotherapy Given challenges in current treatments, such as crossing blood - brain barrier, GBM historically returns after remission 294,900 new cases diagnosed each year globally, resulting in the deaths of 241,000 patients Glioblastoma (GBM) Market Overview 2020 2028 CAGR: 8.8% Source: Grandview Research Page 17

NeuroNova (NNV1) Platform Overview


Survivin promoter
E1 gene

Adenovirus (CRAd-S-pk7) for NeuroNova

- Amplifies selectively in tumor cells
- Radiation treatment upregulates Survivin expression

Neural Stem Cells (NSC):

- Possess inherent ability to distribute throughout tumor mass as well as migrate to distant tumor sites regardless of tumor size, anatomic location, or tissue type
- Calidi's product candidate, NeuroNova1 (NNV1), is comprised of an immortalized NSC line loaded with an engineered oncolytic adenovirus
- Completed Phase 1 clinical trial documenting excellent safety and signals of efficacy in patients with newly diagnosed glioblastoma (GBM)

CALiDi BIOTHERAPEUTICS
© 2022 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending

Image Source: *Lancet Oncology Journal* (June 29th, 2021)

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NNV1 (NSC.CRAd-S-pk7) Phase 1 Trial Design

Neural Stem Cell Delivery of an Oncolytic Adenovirus in Newly Diagnosed Patients with Malignant Glioma: A First-in-Human, Phase 1 Clinical Trial *(Lancet Oncology, 2021 Aug;22(8):1103-1114)*

Agent:

NSC-CRAd-S-pk7: Neural stem cells loaded with CRAd-S-pk7 - a chimeric adeno viral vector containing a pk7 fiber modification and a survivin promoter driving E1A replication

Study design:

Open-label, phase 1, dose-escalation clinical trial in patients with newly diagnosed high-grade gliomas

Methods:

After neurosurgical resection, NSCCRAd-S-pk7 was injected into the walls of the resection cavity. Within 10-14 days, treatment with temozolomide and radiotherapy was initiated

Endpoints:

a) Primary endpoint: to determine the safety and toxicity profile and the maximum tolerated dose
b) Secondary endpoint: to determine the best tumor response using the iRANO criteria, estimate survival outcomes in patients and evaluate quality of life while on treatment
c) Exploratory endpoints: to evaluate blood immune responses and cytokine profiles and to determine whether survival rates correlated with extent of immune response.

CALiDi BIOTHERAPEUTICS
© 2022 Calidi Biotherapeutics, Inc. | Company Proprietary; Patents issued and pending
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© 2022 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending NNV1 Clinical Trial Results Image Source: Lancet Oncology Journal (June 29 th , 2021) Treatment with NNV1 (NSC - CRAd - S - pk7) was safe and tolerable Treatment achieved favorable therapeutic outcomes in patients with newly diagnosed malignant glioma: best overall response saw one patient responding partially to treatment, another progressing, and 10 with stable disease The median progression - free survival was 9.05 months, and the median overall survival was 18.4 months Importantly, in the subset of patients with glioma containing an unmethylated MGMT promoter, the median progression - free survival and overall survivals were 8.8 vs. 5 months and 18.0 vs. 10 months, respectively Page 20

© 2022 Calidi Biotherapeutics Ρ | Proprietary & Confidential, Patents issued and pending SuperNova Platform 21

© 2022 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending $121.3 $424.6 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Market Size ($ billions) Global Solid Tumor Market Size Solid Tumors: Overview 2020 2028 CAGR: 15.0% Source: Research and Markets; Cancer.org Page 22 1 in 6 women and 1 in 5 men are likely to develop solid tumors during their lifetime Standard of care: surgery, radiation therapy, immunotherapy, surgery, and local or systemic chemotherapy Despite cancer being the second leading cause of death in the US, behind heard disease, treatments are lacking for many patients ~1.9 million new cases diagnosed each year in the United States, resulting in the deaths of ~600,000 patients Solid Tumor Market Overview

SuperNova Platform Overview



Vaccinia Virus (CAL1) for SuperNova

- Not a serious human pathogen
- Safely used as a vaccine for smallpox
- Key natural attenuations improve tumor selectivity
- Highly cytolytic for most tumor types
- Large insertion capacity allows cloning of therapeutic payloads

Adipose-derived Mesenchymal Stem Cells (AD-MSC)

- AD-MSC have significant advantages over other MSCs because of their ease of extraction, maintained potency with age of the donor, significant anti-inflammatory & immune-suppressive properties and documented tumor homing ability
- Calidi's product candidate, SuperNova1 (SNV1), is comprised of a GMP manufactured AD-MSC line loaded with an oncolytic vaccinia virus
- Completed Phase 1 autologous cell clinical trial documenting excellent safety and signals of efficacy in 24 patients with advanced solid tumors and 2 patients with AML
- Peer reviewed publication (*Journal Translational Medicine 2019 Aug 19;17(1):271)*

CALIDI BIOTHERAPEUTICS
© 2022 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending
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SNV0: Phase 1 Trial Design

First-in-human study of TK-positive oncolytic vaccinia virus delivered by adipose stromal vascular fraction cells

Agent:
SNV0: Adipose-derived autologous cells loaded with CAL1 – a non-modified oncolytic vaccinia virus

Study design:
Open-label, phase 1, dose-escalation clinical trial in patients with advanced solid tumors and AML

Methods:
Patients were treated with a single Intravenous, Intratumoral or Intraperitoneal injection of autologous cells loaded with CAL1 virus.
Total virus dose: 1.4×10^6 – 1.8×10^7 live viral particles

Endpoints:
a) Primary endpoint: to determine the safety and toxicity profile and the maximum tolerated dose
b) Secondary endpoint: to determine the best tumor response, estimate survival outcomes in patients and evaluate quality of life while on treatment
c) Exploratory endpoints: to evaluate presence of viral particles in patients' blood over time, blood immune responses and cytokine profiles and to determine whether survival rates correlated with viral presence in blood samples

CALIDI BIOTHERAPEUTICS
© 2022 Calidi Biotherapeutics, Inc. | Company Proprietary; Patents issued and pending
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© 2022 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending SI - 001 Patient Case: Patient #SI01 - 047 • Age/Sex: 68/M • Diagnosis: Thyroid Papillary Carcinoma • Stage IV • Treatment Date / Location: 7/19/17 BH • Treatment Details: IT in right lesion 37x10 6 SC in 0.75ml - (3.75x10 6 pfu) IT in left lesion 12x10 6 SC in 0.25ml - (1.25x10 6 pfu) Day 85 post - treatment Day 30 post - treatment Day 65 post - treatment Tumor Regression and Survival Potential Synergy With Immunotherapy (CTLA - 4: Yervoy) Minev, et al. J Transl Med (2019) 17:271 Page 25

Tumor Regression and Survival
Potential Synergy With Immunotherapy (PD-1: Opdivo®)

- **Age/Sex: 70/M**
- **Diagnosis: Metastatic Head & Neck SCC**
- **Stage IV_B**
- **Injected tumor was resistant to chemo- and radio-therapy**

- **Treatment Date / Location: 12/17/2015 / BH**
- **Treatment Details:**
  IV 19.7x10^6 SC in 0.6ml - (1.9x10^6 PFU)
  IT 3.3x10^6 SC in 0.1ml / lesion in 3 lesions - (0.33x10^6 PFU / lesion)

SI-001
Patient Case: Patient #SI01-021.

Day 17 post



Day 45 post


CAROLINA
LIVING CULTURES

Day 52 post


CAROLINA

Day 194 post



Primary objective - Safety: Patient has self-limiting pox lesion at side of injection.

Secondary objective, Response and Patient Survival: 43 days after treatment, patient received Opdivo® (anti-PD-1 treatment). 76 days after treatment, patient received local radiation therapy. 194 days post treatment, prior resistant tumor regressed. Patient still alive 19 months after SVF/CAL1 treatment

CALIDI BIOTHERAPEUTICS

© 2022 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending

Minev, et al. J Transl Med (2019) 17:271

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SNV0: Autologous Stem Cell Platform has Promise to Work in Multiple Indications © 2022 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending Discontinued monitoring of patients 1 year following their treatment Page 27

SuperNova Clinical Observations and Development Pathway



SNV0 (Autologous AD-MSC-delivering CAL1 oncolytic virus) Clinical Observations

- Combined application of stem cells and vaccina virus was observed to be safe in all patients
- Results of the plasma cytokine assays suggested inflammatory reaction starting approximately 1 week after treatment. No cytokine storm was observed in any patient
- Results of the flow cytometry assays show induction of immune response with memory T cells approximately 1 month after treatment
- In 38% of patients, viral DNA reappeared in patient's peripheral blood 1 week after treatment, indicative of intratumoral virus amplification without uncontrolled viremia or systemic toxicity. **Viral DNA reappearance correlated with an increased survival**

Next Steps

- SNV1 – (**allogeneic** AD-MSC-delivering CAL1 oncolytic virus) Phase 1 study for the treatment of solid tumors (metastatic breast / melanoma / head and neck)
- Pre-IND meeting held 2Q 2021
- cGMP Final Drug Product Manufacturing completed in 2H 2022, Phase 1 initiation in 2H 2023

CALiDi BIOTHERAPEUTICS

© 2022 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending

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© 2022 Calidi Biotherapeutics Ρ | Proprietary & Confidential, Patents issued and pending Manufacturing and IP

GMP Manufacturing for NeuroNova (NNV) and SuperNova (SNV)

HIGHLIGHTS:

- German subsidiary has 15+ years experience in optimized scale-up for production of GMP oncolytic viruses and cell banks
- GMP Allogeneic cell bank is complete, and the protocols for NeuroNova & SuperNova product are completed
- Existing GMP master stem cell banks can support clinical development and commercialization of multiple products
- CDMOs have been selected to manufacture final drug product and back-up manufacturing options have been identified



PROVEN PARTNERS AND PROCESSES:

- **NNV: City of Hope – proven GMP track-record and ongoing production of CRAD-S-Pk7**
- **SNV: Genscript ongoing production of CAL1 vaccinia virus**

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© 2022 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending
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Broad IP Protection Across All Clinical Programs in Development

Allogeneic Adipose Tissue-derived and Neural Stem Cell Platforms for Delivery of Oncolytic Viruses

Tropic Cell-Based Virotherapy for the Treatment of Cancer	Use of Neural Stem Cells to Deliver Oncolytic Adenovirus	Two US Issued Patents, One Pending
Smallpox Vaccine for Treatment of Cancer	Use of Adipose Derived Stomal Cells (Autologous & Allogeneic) to Deliver Oncolytic Viruses	Allowance in 4 significant territories
Combination Immunotherapy Approach for Treatment of Cancer	Use of Stem Cells and Oncolytic Viruses, in Combination with Immunotherapies	Allowance in 11 significant territories
Enhanced Systems for Cell Mediated Oncolytic Viral Therapy	Methods to Potentiate and Deliver Naturally Occurring and Armed Viruses Using Stem Cells	Filed in 2018, Pending territories
Cell-Based Vehicle for Potentiation of Viral Therapy	New Genetically Modified Cell Delivery Vehicles Improving Potency	Filed in 2018, Pending territories

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© 2022 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending

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Upcoming Milestones Page 32 Program Milestone Timing SNV1 Pre - IND Meeting √ Corporate Genscript Sales & Distribution Agreement √ NNV1 Northwestern University / City of Hope Agreements √ NNV1 GMP Manufacturing Completion 2H 2022 SNV1 cGMP Final Drug Product Manufacturing Completion 1H 2023 NNV2 Phase 1 Initiation 2H 2022 NNV1 Phase 1 Expansion/Phase 2 Initiation 2H 2022 NNV2 Phase 1 Data Initial Readout 2H 2023 NNV1 Phase 2 Data Initial Readout 2H 2023 SNV1 Phase 1 Initiation 2H 2023 © 2022 Calidi Biotherapeutics, Inc. І Company Proprietary; Patents issued and pending

Company Overview: Seeking to Eradicate Cancers Harnessing Allogeneic Cell-Based Immunotherapy Platforms

1	Two Differentiated Stem Cell Platforms	NeuroNova (NNV): Neural stem cell product candidates loaded with oncolytic adenovirus SuperNova (SNV): Allogeneic Adipose-derived Mesenchymal Stem Cells (AD-MSC) loaded with oncolytic vaccinia virus
2	Large Target Markets in Areas of High Unmet Need	First NNV programs target GBM, with a well-defined regulatory pathway and accelerated approval potential Trials with SNV will focus on multiple solid tumor types (TNBC, H&N, MME)
3	Three Validated Development Programs	NNV1: Ph1 trial completed in newly diagnosed GBM; Ph2 initiating 2H 2022; NNV2: Ph1 trial in recurrent GBM initiating 2H 2022 SNV: Ph1 trial in multiple solid tumor indications (TNBC, H&N, MME) initiating 1H 2023
4	Cutting Edge Stem Cell Manufacturing Processes	Scalable, cost-efficient manufacturing platform and GMP-grade adipose-derived allogeneic stem cell bank sufficient to support commercial launch Opportunity to out-license cell bank products

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© 2022 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending
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© 2022 Calidi Biotherapeutics Ρ | Proprietary & Confidential, Patents issued and pending Appendix

NeuroNova Innovators and KOLs



Karen Aboody, MD

- Professor, Department of Stem Cell Biology, City of Hope Cancer Center
- Documented safety of administering therapeutic NSCs into the brain tumor resection cavity Successful proof of concept for stem cell-based tumor targeting
- NeuroNova co inventor with 13+ years of research on the platform



Matt Lesniak, MD

- Professor, Department of Neurological Surgery, Northwestern University
- Completed first-in-human Phase 1 trial with NSC-Adeno in patients with newly diagnosed GBM
- NeuroNova co inventor with 13+ years of research on the platform

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Edoc Acquisition Corp. Overview

- Seasoned management team with rich experience and complementary skill set in healthcare investment, management and technology development
- Extensive network of Chinese American physician entrepreneurs across 30+ medical specialties in world-class medical institutions, which can
  - Help introduce healthcare services assets and provide post-merger value-add differentiation
  - Provide strong post merger value-add differentiated services, e.g. telehealth consultation, best-practice training
- Edoc Acquisition Corp management team brings a strong physician network with a presence in almost every specialty and 40+ front-line oncologists:

	American Physicians LLC (Sponsor)	Society of Chinese American Physician Entrepreneurs	World Association of Chinese Doctors
# of Physicians	38	445	20,000+
# of medical specialty fields	20+	30+	30+
# of Cities/ Regions Represented	30+	All U.S. States and Canada	North America, Europe, SG, Australia/NZ, China(Mainland, HK, Macau, TW)
Healthcare institutions represented (selected)	Mayo Clinic, Cleveland Clinic, New York Presbyterian Hospital, MD Anderson Cancer Center, Dana Farber Cancer Institute, Massachusetts General Hospital, Kaiser Permanente, UCLA Medical Center, UCSF Medical Center, Stanford University, Duke University		

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© 2022 Calidi Biotherapeutics, Inc. I Company Proprietary; Patents issued and pending
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